UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 25, 2003 (Date of earliest event reported)

MATRIXX INITIATIVES, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-27646	87-0482806
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2375 East Camelback Road, Suite 500
Phoenix, Arizona 85016
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 387-5353

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On September 25, 2003, Matrixx Initiatives, Inc. issued a press release relating to the Company’s updated earnings guidance for its 2003 fiscal year.

     A copy of this press releases is attached to this Report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Increases Guidance for 2003 Fiscal Year”

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATRIXX INITIATIVES, INC.
(Registrant)

/s/ William J. Hemelt

William J. Hemelt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

Date: September 29, 2003

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Matrixx Initiatives, Inc. entitled “Matrixx Initiatives, Inc. Increases Guidance for 2003 Fiscal Year”